Exhibit 10.2
LIMITED GUARANTY AGREEMENT

THIS LIMITED GUARANTY AGREEMENT, dated as of September [  ], 2015 (this “Guaranty”), made by Stephan Wallach ("Wallach" or together with any other individual or entity that may become a party hereto as provided herein, individually, a “Guarantor” and collectively the “Guarantors”), in favor of the Purchasers listed on Exhibit A (the "Purchasers") in that certain Note Purchase Agreement, dated September [  ], 2015 (the “Note Purchase Agreement”) among the Purchasers and Youngevity International, Inc. (the "Company" or as sometimes referred to herein, as the "Borrower").

W I T N E S S E T H:

WHEREAS, pursuant to the Note Purchase Agreement, the Company agreed to sell and issue to the Purchasers and the Purchasers agreed to purchase from the Company, 8% Senior Secured Convertible Notes in the aggregate principal amount of up to $7,000,000 (the "Notes"), subject to the terms and conditions set forth therein;

WHEREAS, Wallach has agreed to provide certain additional collateral to secure the Company's obligations under the Notes, the Note Purchase Agreement and the Transaction Documents (collectively, the “Obligations”);

WHEREAS, the Guarantor will directly benefit from the Notes;

NOW, THEREFORE, in consideration of the premises and to induce the Purchasers to enter into the Note Purchase Agreement and to carry out the transactions contemplated thereby, each Guarantor hereby agrees with the Purchasers as follows:

1. Definitions. Unless otherwise defined herein, terms defined in the Note Purchase Agreement and used herein shall have the meanings given to them in the Note Purchase Agreement. The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and Section and Schedule references are to this Guaranty unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.  The following terms shall have the following meanings:

“Guaranty” means this Guaranty Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Obligations” means, in addition to all other costs and expenses of collection incurred by Purchasers in enforcing any of such Obligations and/or this Guaranty, all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of the Company or any Guarantor to the Purchasers, including, without limitation, all obligations under this Guaranty, the Notes and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Purchasers as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.  Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the related Note; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Company or any Guarantor from time to time under or in connection with this Guaranty, the related Note and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company or any Guarantor.

“Shares” means the shares listed on Exhibit 2 attached hereto which are currently subject to a Prior Lien (as defined in the 8% Senior Secured Promissory Note) and may be not pledged as contemplated hereunder until such Prior Lien is satisfied.

         2. Guaranty.

(a) Guaranty.

(i) The Guarantors hereby, on a non-recourse basis, to the extent of the Shares to be pledged as collateral hereunder, jointly and severally, unconditionally and irrevocably, Guaranty to the Purchasers and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(ii) Anything herein or in any other Transaction Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Transaction Documents shall in no event exceed the Shares to be pledged as collateral hereunder or the amount which can be guaranteed by such Guarantor under applicable federal and state laws, including laws relating to the insolvency of debtors, fraudulent conveyance or transfer or laws affecting the rights of creditors generally (after giving effect to the right of contribution established in Section 2(b)).

(iii) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the Guaranty contained in this Section 2 or affecting the rights and remedies of the Purchasers hereunder.

(iv) The Guaranty contained in this Section 2 shall remain in full force and effect until all the Obligations and the obligations of each Guarantor under the Guaranty contained in this Section 2 shall have been satisfied by indefeasible payment in full.

(v) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Purchasers from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are indefeasibly paid in full.

(vi) Notwithstanding anything to the contrary in this Guaranty, with respect to any defaulted non-monetary Obligations the specific performance of which by the Guarantors is not reasonably possible, the Guarantors shall only be liable for making the Purchasers whole on a monetary basis for the Borrower's failure to perform such Obligations in accordance with the Transaction Documents.

(b) Right of Contribution. Subject to Section 2(c), each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2(c). The provisions of this Section 2(b) shall in no respect limit the obligations and liabilities of any Guarantor to the Purchasers and each Guarantor shall remain liable to the Purchasers for the full amount guaranteed by such Guarantor hereunder.

(c) No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Purchasers, no Guarantor shall be entitled to be subrogated to any of the rights of the Purchasers against the Borrower or any other Guarantor or any collateral security or Guaranty or right of offset held by the Purchasers for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Purchasers by the Borrower on account of the Obligations are indefeasibly paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Purchasers, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Purchasers in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Purchasers, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Purchasers may determine.

(d) Amendments, Etc. With Respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Purchasers may be rescinded by the Purchasers and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or Guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Purchasers, and the Note Purchase Agreement and the other Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Purchasers may deem advisable from time to time, and any collateral security, Guaranty or right of offset at any time held by the Purchasers for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Purchasers shall have no obligation to protect, secure, perfect or insure any Lien at any time held by them as security for the Obligations or for the Guaranty contained in this Section 2 or any property subject thereto.

(e) Guaranty Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Purchasers upon the Guaranty contained in this Section 2 or acceptance of the Guaranty contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the Guaranty contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Purchasers, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the Guaranty contained in this Section 2. Each Guarantor waives, to the extent permitted by law, any diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that the Guaranty contained in this Section 2 shall be construed as a continuing, absolute and unconditional Guaranty of payment and performance without regard to (a) the validity or enforceability of the Note Purchase Agreement or any other Transaction Document, any of the Obligations or any other collateral security therefor or Guaranty or right of offset with respect thereto at any time or from time to time held by the Purchasers, (b) any defense, set-off or counterclaim (other than a defense of payment or performance or fraud by Purchasers) which may at any time be available to or be asserted by the Borrower or any other Person against the Purchasers, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under the Guaranty contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Purchasers may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as they may have against the Borrower, any other Guarantor or any other Person or against any collateral security or Guaranty for the Obligations or any right of offset with respect thereto, and any failure by the Purchasers to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or Guaranty or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, Guaranty or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Purchasers against any Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

(f) Commencement and Reinstatement. The Guaranty contained in this Section 2 shall be effective upon the release of the Prior Lien and continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Purchaser upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

(g) Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Purchaser without set-off or counterclaim in U.S. dollars at the address set forth or referred to in the Note Purchase Agreement.

3. Representations and Warranties.  Each Guarantor hereby makes the following representations and warranties to the Purchasers as of the date hereof:

(a) Organization and Qualification. If the Guarantor is a corporation, it is duly incorporated, validly existing and in good standing under the laws of the applicable jurisdiction set forth on Schedule 1, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Guarantor has no subsidiaries other than those identified as such on the Disclosure Schedules to the Note Purchase Agreement. The Guarantor is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of any of this Guaranty in any material respect, (y) have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Guarantor or (z) adversely impair in any material respect the Guarantor's ability to perform fully on a timely basis its obligations under this Guaranty (a “Material Adverse Effect”).

(b) Authorization; Enforcement.  The Guarantor has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Guaranty, and otherwise to carry out its obligations hereunder. The execution and delivery of this Guaranty by the Guarantor and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Guarantor. This Guaranty has been duly executed and delivered by the Guarantor and constitutes the valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

(c) No Conflicts.  The execution, delivery and performance of this Guaranty by the Guarantor and the consummation by the Guarantor of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or By-laws, (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Guarantor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Guarantor is subject (including Federal and State securities laws and regulations), or by which any material property or asset of the Guarantor is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Guarantor is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

(d) Consents and Approvals.  The Guarantor is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other person in connection with the execution, delivery and performance by the Guarantor of this Guaranty, nor is any such consent, waiver, authorization or filing required for the Purchasers to exercise their rights or remedies hereunder; in any case, except as may be required by laws affecting the offering and sale of securities.

(e) Note Purchase Agreement.  The representations and warranties of the Borrower set forth in the Note Purchase Agreement as they relate to such Guarantor, each of which is hereby incorporated herein by reference, are true and correct as of each time such representations are deemed to be made pursuant to such Note Purchase Agreement, and the Purchaser shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Section 3, be deemed to be a reference to such Guarantor's knowledge.

(f) Ownership.  Each Guarantor is the sole, direct, legal owner of the Shares and owns, beneficially and of record, good and marketable title to the Shares free and clear of all security interests, liens, adverse claims, encumbrances, equities, proxies, options or shareholders’ agreements. Each Guarantor has full right, power and authority to offer the Shares as a guarantee of the Obligations as contemplated herein and if the Guarantor is required to transfer the Shares to the Purchasers, Guarantor will convey to the Purchasers good and marketable title to the Shares, free and clear of any security interests, liens, adverse claims, encumbrances, equities, proxies, options, shareholders’ agreements or restrictions other than those required under the Securities Act of 1933, as amended.

4. Covenants.

(a) Each Guarantor covenants and agrees with the Purchasers that, from and after the date of this Guaranty until the Obligations shall have been indefeasibly paid in full, such Guarantor shall take, and/or shall refrain from taking, as the case may be, each commercially reasonable action that is necessary to be taken or not taken, as the case may be, so that no Event of Default (as defined in the Note) is caused by the failure to take such action or to refrain from taking such action by such Guarantor.

(b) So long as any of the Obligations are outstanding, unless (i) Purchasers holding all of the aggregate principal amount of the then outstanding Notes shall otherwise consent in writing or (ii) Guarantor can demonstrate in writing, to the Purchasers satisfaction, that such Guarantor has sufficient other assets to satisfy the guaranty created hereby (the "Other Assets") and provides Purchasers with any such additional agreements necessary to enable Purchasers to receive title to and/or liquidate such other assets to satisfy the Obligations, each Guarantor will not directly or indirectly on or after the date of this Guaranty:

i. encumber, transfer, sell  or otherwise dispose of the Shares; or,

ii. enter into any agreement with respect to the foregoing.

5. Release of a Guarantor.  This Guaranty will be released with respect to each Guarantor upon or substantially contemporaneously with the earlier of (i) payment in full of the Obligations, including the conversion in full of all Notes or (ii) written release from all of the Purchasers.

6. Miscellaneous.

(a) Amendments in Writing.  None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except in writing by the Purchasers.

(b) Notices.  All notices, requests and demands to or upon the Purchasers or any Guarantor hereunder shall be effected in the manner provided for in the Note Purchase Agreement, provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 5(b).

(c) No Waiver By Course Of Conduct; Cumulative Remedies.  The Purchasers shall not by any act (except by a written instrument pursuant to Section 5(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default under the Transaction Documents or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Purchasers, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Purchasers of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Purchasers would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

(d) Enforcement Expenses; Indemnification.  On a non-recourse basis, to the extent of the Shares pledged as collateral hereunder only:

(i) Each Guarantor agrees to pay, or reimburse the Purchasers for, all their costs and expenses incurred in collecting against such Guarantor under the Guaranty contained in Section 2 or otherwise enforcing or preserving any rights under this Guaranty and the Transaction Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Purchasers.

(ii) Each Guarantor agrees to pay, and to save the Purchasers harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Guaranty.

(iii) Each Guarantor agrees to pay, and to save the Purchasers harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guaranty to the extent the Borrower would be required to do so pursuant to the Note Purchase Agreement.

(iv) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Note Purchase Agreement and the Transaction Documents.

(e) Successor and Assigns.  This Guaranty shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Purchasers and their respective successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guaranty without the prior written consent of the Purchasers.

(f) Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(g) Severability.  Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(h) Section Headings.  The Section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(i) Integration.  This Guaranty and the other Transaction Documents represent the agreement of the Guarantors and the Purchasers with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Purchasers relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Transaction Documents.

(j) Governing Laws.  All questions concerning the construction, validity, enforcement and interpretation of this Guaranty shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each of the Borrower and the Guarantors agree that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Guaranty (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, New York. Each of the Company and each of the Guarantors hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Guaranty and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Guaranty or the transactions contemplated hereby.

(k) Acknowledgements.  Each Guarantor hereby acknowledges that:

(i) it has been advised by counsel in the negotiation, execution and delivery of this Guaranty and the Transaction Documents to which it is a party;

(ii) the Purchasers have no fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guaranty or any of the Transaction Documents, and the relationship between the Guarantors, on the one hand, and the Purchasers, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(iii) no joint venture is created hereby or by the Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guarantors and the Purchasers.

(l) Intentionally Left Blank.

(m) Release of Guarantors.  Each Guarantor will be released from all liability hereunder concurrently with the indefeasible repayment in full of all amounts owed under the Note Purchase Agreement, the Notes and the Transaction Documents.

(n) Seniority.  The Obligations of each of the Guarantors hereunder rank senior in priority to any other Indebtedness (as defined in the Note Purchase Agreement) of such Guarantor, other than the Prior Liens with which the limited guaranty provided hereby ranks pari pasu.

(o) WAIVER OF JURY TRIAL. EACH GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE PURCHASERS, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND FOR ANY COUNTERCLAIM THEREIN.

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(Signature Pages Follow)

IN WITNESS WHEREOF, each of the undersigned Guarantors has caused this Guaranty to be duly executed and delivered as of the date first above written

____________________________________
Stephan Wallach

ACKNOWLEDGED AND AGREED TO BY THE UNDERSIGNED BORROWER:

YOUNGEVITY INTERNATIONAL, INC.

By: _________________________________
Name: David Briskie
Title:   Chief Financial Officer

Exhibit 1 to
GUARANTEE AGREEMENT

ASSUMPTION AGREEMENT, dated as of ____ __, ______ made by ______________________________, a ______________ corporation (the “Additional Guarantor”), in favor of the Borrower pursuant to the Note Purchase Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Note Purchase Agreement.

                                           W I T N E S S E T H:

           WHEREAS, the Borrower, the Purchaser, and Guarantors have entered into a Note Purchase Agreement, dated as of September [  ], 2015 (as amended, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”);

           WHEREAS, in connection with the Note Purchase Agreement, the Guarantors of the Borrower (other than the Additional Guarantor) have entered into the Guarantee Agreement, dated as of September [  ], 2015 (as amended, supplemented or otherwise modified from time to time, the “Guarantee”) in favor of the Borrower;

           WHEREAS, the Note Purchase Agreement requires the Additional Guarantor to become a party to the Guarantee; and

           WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee;

                                NOW, THEREFORE, IT IS AGREED:

1. Guarantee.  By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 5(m) of the Guarantee, hereby becomes a party to the Guarantee as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Exhibit 1 hereto is hereby added to the information set forth in Schedule 1 to the Guarantee. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Guarantee is true and correct on and as the date hereof as to such Additional Guarantor (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. Governing Law.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                           [ADDITIONALGUARANTOR]

                                            By:
                                            Name:
                                            Title:

Exhibit 2 to
GUARANTY AGREEMENT

WALLACH SHARES

So long as any of the Notes and/or the Obligations are outstanding, the Wallach Shares shall equal no less than 30,000,000 shares of the Company's stock that Stephan Wallach owns.